Fees Summary	Mar. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,452,411,020.71
Total Fee Amount	528,564.13
Total Offset Amount	316,359.99
Net Fee	$ 212,204.14